UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Great Lakes Dredge & Dock Corporation

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Your Vote Counts! Vote in Person or Virtually at the Meeting* May 5, 2021 8:00 A.M. CT Great Lakes Dredge & Dock Corporation 9811 Katy Freeway, Suite 1200 Houston, TX 77024 www.virtualshareholdermeeting.com/GLDD2021 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # GREAT LAKES DREDGE & DOCK CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 GREAT LAKES DREDGE & DOCK CORPORATION 2021 Annual Meeting Vote by May 4, 2021 11:59 PM ET D43063-P49630 You invested in GREAT LAKES DREDGE & DOCK CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 5, 2021. You are encouraged to access and review the proxy materials before voting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote in Person or Virtually at the Meeting* May 5, 2021 8:00 A.M. CT Great Lakes Dredge & Dock Corporation 9811 Katy Freeway, Suite 1200 Houston, TX 77024 www.virtualshareholdermeeting.com/GLDD2021 Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends D43064-P49630 1. Election of Directors Nominees: 2. To ratify Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; 1a. Lasse J. Petterson 1b. Kathleen M. Shanahan 3. To approve, on a non-binding advisory basis, the Company’s executive compensation; 4. To approve the Great Lakes Dredge & Dock Corporation 2021 Long-Term Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery D43064-P49630